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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              HOMESERVICES.COM INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                      DELAWARE                                  41-1945806
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      (State of Incorporation or Organization)               (I.R.S. Employer
                                                            Identification No.)

6800 France Avenue South, Suite 600, Edina, Minnesota 55435       10006
-----------------------------------------------------------   ------------
         (Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act
and is effective upon filing pursuant
to General Instruction A.(c), please
check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act
and is effective upon filing pursuant
to General Instruction A.(d), please
check the following box. [x]

Securities Act registration statement file number to which this form relates: 333-82997
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


  Title of Each Class                          Name of Each Exchange on Which
  to be so Registered                          Each Class is to be Registered

                              -----------------


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $0.01
                                (Title of Class)

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                  Series A Junior Participating Preferred Stock
        (rights to purchase such stock are attached to the common stock)
                                (Title of Class)












                                         2

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

               For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-82997) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2. EXHIBITS

               The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.


   EXHIBIT
   NUMBER                  DESCRIPTION OF EXHIBIT

     1.       Form of Restated Certificate of Incorporation of
              HomeServices.Com Inc. (incorporated by reference to Exhibit 3.3 to the Registration Statement)

     2.       Form of Amended and Restated Bylaws of
              HomeServices.Com Inc. (incorporated by reference to Exhibit 3.4 to the Registration Statement)

     3. Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Registration
              Statement)

     4. Form of Rights Agreement (incorporated by reference to Exhibit 4.2 to the Registration Statement)

     5.       Specimen of Common Stock Certificate for
              HomeServices.Com Inc.'s common stock, to be filed prior to the completion of this offering
              (incorporated by reference to Exhibit 4.1 to the Registration Statement)




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                                    SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 14, 1999


                                     HomeServices.Com Inc.


                                     By:  /s/ Dwayne J. Coben
                                          -----------------------------------
                                          Name:  Dwayne J. Coben
                                          Title: Senior Vice President and
                                                 Chief Financial Officer